EXHIBIT 10.6

                           INDEMNIFICATION AGREEMENT

            This Indemnification Agreement is entered into and effective as of the ____ day of ___________, 1997 (this "Agreement"), by and between Innovative Valve Technologies, Inc., a Delaware corporation ("Company"), and
_______________________ ("Indemnitee"):

            WHEREAS, highly competent persons have become more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of corporations; and

            WHEREAS: (i) the Board of Directors of the Company (the "Board") has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities; (ii) although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Board believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions; and (iii) at the same time, directors, officers and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other matters, matters that traditionally would have been brought only against the corporation or business enterprise itself; and

            WHEREAS, the uncertainties relating to such insurance and to indemnification have increased the difficulty of attracting and retaining such persons; and

            WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

            WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

            NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

            SECTION 1. SERVICES BY INDEMNITEE. Indemnitee agrees to serve as a [director] [and] [officer] of the Company and, as mutually agreed by Indemnitee and the Company, as a director, officer, employee, agent or fiduciary of other corporations, partnerships, joint ventures, trusts or other enterprises (including, without limitation, employee benefit plans)(each, an

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"Enterprise"). Indemnitee may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company will have no obligation under this Agreement to continue Indemnitee in that position. This Agreement is not and will not be deemed an employment contract between the Company (or any of its subsidiaries) and Indemnitee. Indemnitee specifically acknowledges that Indemnitee's employment with the Company (or any of its subsidiaries), if any, is at will, and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between Indemnitee and the Company (or any of its subsidiaries), other applicable formal severance policies duly adopted by the Board or, with respect to service as a director of the Company, by the Company's Certificate of Incorporation, Bylaws and the General Corporation Law of the State of Delaware. The foregoing notwithstanding, subject to Section 12, this Agreement will continue in force after Indemnitee has ceased to serve as an officer or director of the Company and no longer serves at the written request of the Company as a director, officer, employee, agent or fiduciary of any other Enterprise.

            SECTION 2. INDEMNIFICATION--GENERAL. The Company will indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (a) as provided in this Agreement and (b) (subject to the provisions of this Agreement) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time. The rights of Indemnitee provided under the preceding sentence will include, but will not be limited to, the rights set forth in the other Sections of this Agreement.

            SECTION 3. PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. Indemnitee will be entitled to the rights of indemnification provided in this Section 3 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, the Company will indemnify Indemnitee against, and will hold Indemnitee harmless from and in respect of, all Expenses, judgments, penalties, fines (including excise taxes) and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

            SECTION 4. PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. Indemnitee will be entitled to the rights of indemnification provided in this Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, the Company will indemnify Indemnitee against, and shall hold Indemnitee harmless from and in respect of, all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he

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reasonably believed to be in or not opposed to the best interests of the
Company; PROVIDED, HOWEVER, that, if applicable law so provides, no indemnification against such Expenses will be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

            SECTION 5. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in defense of any Proceeding, the Company will indemnify him against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in defense of such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 5 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to such claim, issue or matter.

            SECTION 6. INDEMNIFICATION FOR EXPENSES AS A WITNESS.
Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, the Company will indemnify him against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

            SECTION 7. ADVANCEMENT OF EXPENSES. The Company will advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within 10 days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements must reasonably evidence the Expenses incurred by or on behalf of Indemnitee and include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it ultimately shall be determined that Indemnitee is not entitled to be indemnified by the Company against such Expenses.

            SECTION 8. PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. (a) To obtain indemnification under this Agreement, Indemnitee must submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to that indemnification. The Secretary of the Company will, promptly upon receipt of such a request for that indemnification, advise the Board in writing that Indemnitee has requested that indemnification.

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            (b) On written request by Indemnitee for indemnification pursuant to
Section 8(a), a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto will be made in the specific case: (i) if a Change of Control shall have occurred within two years prior to the date of such written request, by Independent Counsel in a written opinion to the Board, a copy of which will be delivered to Indemnitee; or (ii) if a Change of Control shall not have occurred within two years prior to the date of such written request, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, or (B) if there are no such Disinterested Directors, or if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which will be delivered to Indemnitee; and, if it is so determined that Indemnitee is entitled to indemnification under this Agreement, the Company will: (i) within 10 days after such determination pay to Indemnitee all amounts theretofore incurred by or on behalf of Indemnitee in respect of which Indemnitee is entitled to that indemnification by reason of that determination; and (ii) thereafter on written request by Indemnitee, pay to Indemnitee within 10 days after that request such additional amounts incurred by or on behalf of Indemnitee in respect of which Indemnitee is entitled to that indemnification by reason of that determination. Indemnitee will cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such person, persons or entity on reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination will be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold
Indemnitee harmless therefrom.

            (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b), the Independent Counsel will be selected as provided in this Section 8(c). If a Change of Control shall not have occurred within two years prior to the date of Indemnitee's written request for indemnification pursuant to Section 8(a), the Board will select the Independent Counsel, and the Company will give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred within two years prior to the date of Indemnitee's written request for indemnification pursuant to Section 8(a), Indemnitee will select the Independent Counsel (unless Indemnitee requests that such selection be made by the Board, in which event the preceding sentence will apply), and Indemnitee will give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; PROVIDED, HOWEVER, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 17, and the objection must set forth with particularity the factual basis for such assertion. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If

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(i) the determination of entitlement to indemnification is to be made by
Independent Counsel pursuant to Section 8(b) and (ii) within 20 days after submission by Indemnitee of a written request for indemnification pursuant to
Section 8(a), no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Court of Chancery or other court of competent jurisdiction for resolution of any objection that shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the petitioned court or by such other person as the petitioned court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed will act as Independent Counsel under Section 8(b). The Company will pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to
Section 8(b), and the Company will pay all reasonable fees and expenses incident to the procedures of this Section 8(c), regardless of the manner in which such Independent Counsel was selected and appointed. If (i) Independent Counsel does not make any determination respecting Indemnitee's entitlement to indemnification hereunder within 90 days after receipt by the Company of a written request therefor and (ii) any judicial proceeding or arbitration pursuant to Section 10(a)(iii) is then commenced, Independent Counsel will be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

            SECTION 9. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS. (a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination must presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a), and the Company will have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

            (b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or on a plea of NOLO CONTENDERE or its equivalent, will not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification under this Agreement or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

            (c) Any action taken by Indemnitee in connection with any employee benefit plan will, if taken in good faith by Indemnitee and in a manner Indemnitee reasonably believed to be in the interest of the participants in or beneficiaries of that plan, be deemed to have been taken in a manner "not opposed to the best interests of the Company" for all purposes of this Agreement.

      SECTION 10. REMEDIES OF INDEMNITEE. (a) In the event that (i) a determination is made pursuant to Section 8 that Indemnitee is not entitled to indemnification hereunder, (ii) advancement of Expenses is not timely made pursuant to Section 7, (iii) Independent Counsel

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is to determine Indemnitee's entitlement to indemnification hereunder, but does not make that determination within 90 days after receipt by the Company of the request for that indemnification, (iv) payment of indemnification is not made pursuant to Section 5 or 6 within 10 days after receipt by the Company of a written request therefor or (v) payment of indemnification pursuant to Section 8(b) is not made timely, Indemnitee will be entitled to an adjudication from the Court of Chancery of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee must commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); PROVIDED, HOWEVER, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his rights under Section 5.

            (b) In the event that a determination shall have been made pursuant to Section 8(b) that Indemnitee is not entitled to indemnification hereunder, any judicial proceeding or arbitration commenced pursuant to this Section 10 will be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee will not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 10, the Company will have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

            (c) If a determination shall have been made pursuant to Section 8(b) that Indemnitee is entitled to indemnification hereunder, the Company will be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission by Indemnitee of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

            (d) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee will be entitled to recover from the Company, and will be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 17) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part of, but not all, the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration will be appropriately prorated.

            SECTION 11. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION. (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement are not and will not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation, the Company's Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise.

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No amendment, alteration or repeal of this Agreement or of any provision hereof will limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Delaware law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under this Agreement, it is the intent and agreement of the parties hereto that Indemnitee will enjoy by this Agreement the greater benefits so afforded by such change.

            (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other Enterprise that any such person serves at the written request of the Company, Indemnitee will be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

            (c) The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

            (d) In the event of any payment under this Agreement, the Company will be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who will execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

            (e) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee with respect to Indemnitee's service at the written request of the Company as a director, officer, employee, agent or fiduciary of any other Enterprise will be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other Enterprise.

            SECTION 12. DURATION OF AGREEMENT. This Agreement will continue until and terminate on the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, officer, employee, agent or fiduciary of any other Enterprise that Indemnitee served on behalf of the Company at the written request of the Company; or (b) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to
Section 10 relating thereto. This Agreement will be binding on the Company and its successors and assigns and will inure to the benefit of Indemnitee and his spouse (if Indemnitee resides in Texas or another community property state), heirs, executors and administrators.

            SECTION 13. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality

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and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section containing any such provision held to be invalid, illegal or unenforceable which is not itself invalid, illegal or unenforceable) will not in any way be affected or impaired thereby;
(b) such provision or provisions will be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section containing any such provision held to be invalid, illegal or unenforceable which is not itself invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested thereby.

            SECTION 14. EXCEPTION TO RIGHT OF INDEMNIFICATION OR ADVANCEMENT OF EXPENSES. Notwithstanding any other provision hereof, Indemnitee will not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee or any claim therein prior to a Change of Control, unless the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors.

            SECTION 15. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed to be an original but all of which together will constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

            SECTION 16. HEADINGS. The headings of the Sections hereof are inserted for convenience only and do not and will not be deemed to constitute part of this Agreement or to affect the construction thereof.

            SECTION 17. DEFINITIONS.  For purposes of this Agreement:

            (a) "ACQUIRING PERSON" means any Person who or which, together with all Affiliates and Associates of such Person, is or are the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding; provided, however, that a Person will not be or become an Acquiring Person if that Person, together with its Affiliates and Associates, shall become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of Common Stock by the Company, unless and until such time as that Person or any Affiliate or Associate of that Person purchases or otherwise becomes the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock becomes an Affiliate or Associate of such Person, unless, in either such case, such Person, together with all Affiliates and Associates of such Person, is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding. Notwithstanding anything in this definition of "Acquiring

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      Person" to the contrary, no Exempt Person shall be deemed to be or become an "Acquiring Person" or an Affiliate or Associate of any other person for purposes of this definition.

            (b) "AFFILIATE" has the meaning ascribed to that term in Exchange Act Rule 12b-2.

            (c) "ASSOCIATE" means, with reference to any Person, (i) any corporation, firm, partnership, limited liability company, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which that Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of its equity securities or interests, (ii) any trust or other estate in which that Person has a substantial beneficial interest or for or of which that Person serves as trustee or in a similar fiduciary capacity and (iii) any relative or spouse of that Person, or any relative of that spouse, who has the same home as that Person.

            (d) A specified Person is deemed the "BENEFICIAL OWNER" of, and is deemed to "beneficially own," any securities:

                  (i) of which that Person or any of that Person's Affiliates or
            Associates, directly or indirectly, is the "beneficial owner" (as determined pursuant to Exchange Act Rule 13d-3) or otherwise has the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); PROVIDED, HOWEVER, that a Person will not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote that security if that agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given in response to a public (that is, not including a solicitation exempted by Exchange Act Rule 14a-2(b)(2)) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act; and (B) is not then reportable by such Person on Exchange Act Schedule 13D (or any comparable or successor report);

                  (ii) which that Person or any of that Person's Affiliates or
            Associates, directly or indirectly, has the right or obligation to acquire (whether that right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or on the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person will not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by that Person or any of that Person's Affiliates or Associates until those tendered securities are accepted for purchase or exchange; or

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                  (iii) which are beneficially owned, directly or indirectly, by
            (A) any other Person (or any Affiliate or Associate thereof) with which the specified Person or any of the specified Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (i) of this definition) or disposing of any voting securities of the Company or
            (B) any group (as that term is used in Exchange Act Rule 13d-5(b)) of which that specified Person is a member;

      PROVIDED, HOWEVER, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting (including without limitation securities acquired pursuant to stabilizing transactions to facilitate a public offering in accordance with Exchange Act Regulation M or to cover overallotments created in connection with a public offering) until the expiration of 40 days after the date of that acquisition. For purposes of this Agreement, "voting" a security shall include voting, granting a proxy, acting by consent, making a request or demand relating to corporate action (including, without limitation, calling a stockholder meeting) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

            (e) "CHANGE OF CONTROL" means the occurrence of any of the following events that occurs after the IPO Closing Date: (i) any Person becomes an Acquiring Person; (ii) at any time the then Continuing Directors cease to constitute a majority of the members of the Board; (iii) a merger of the Company with or into, or a sale by the Company of its properties and assets substantially as an entirety to, another Person occurs and, immediately after that occurrence, any Person, other than an Exempt Person, together with all Affiliates and Associates of such Person (other than Exempt Persons), shall be the Beneficial Owner of 15% or more of the total voting power of the then outstanding Voting Shares of the Person surviving that transaction (in the case or a merger or consolidation) or the Person acquiring those properties and assets substantially as an entirety unless such Person, together with all Affiliates and Associates of such Person, was the Beneficial Owner of 15% or more of the shares of Common Stock outstanding prior to that transaction; or (iv) Philip, together with all its Affiliates, shall become the Beneficial Owner of 65% or more of the shares of Common Stock then outstanding.

            (f) "COMMON STOCK" means the common stock, par value $.001 per share, of the Company.

            (g) "CONTINUING DIRECTOR" means at any time any individual who then
      (i) is a member of the Board and was a member of the Board as of the IPO Closing Date or whose nomination for his first election, or that first election, to the Board following that date was recommended or approved by a majority of the then Continuing Directors (acting separately or as a part of any action taken by the Board or any committee thereof) and (ii) is not an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a nominee or representative of an Acquiring Person or of any such Affiliate or Associate.

            (h) "CORPORATE STATUS" describes the status of a natural person who is or was a director, officer, employee or agent of the Company or of any other Enterprise, provided such person is or was serving in such capacity at the written request of the Company. For purposes of this Agreement, "serving at the written request of the Company" includes any service by Indemnitee which imposes duties on, or involves services by, Indemnitee with respect to any employee benefit plan or its participants or beneficiaries.

            (i) "COURT OF CHANCERY" means the Court of Chancery of the State of Delaware.

            (j) "DISINTERESTED DIRECTOR" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee hereunder.

            (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (l) "EXEMPT PERSON" means: (i)(A) the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company and (B) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any subsidiary of the Company; (ii) Indemnitee, any Affiliate or Associate of Indemnitee or any group (as that term is used in Exchange Act Rule 13d-5(b)) of which Indemnitee or any Affiliate or Associate of Indemnitee is a member; or (iii) so long as Philip remains the Beneficial Owner of 15% or more of the outstanding shares of Common Stock, Philip.

            (m) "EXPENSES" include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding and all interest or finance charges attributable to any thereof. Should any payments by the Company under this Agreement be determined to be subject to any federal, state or local income or excise tax, "Expenses" also shall include such amounts as are necessary to place Indemnitee in the same after-tax position (after giving effect to all applicable taxes) he would have been in had no such tax been determined to apply to such payments.

            (n) "INDEPENDENT COUNSEL" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, its affiliates or Indemnitee in any matter material to any such party; or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" does not include at any time any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

            (o) "IPO" means the first time a registration statement filed under the Securities Act of 1933, as amended, and respecting an underwritten primary offering by the Company of shares of Common Stock is declared effective under that act and the shares registered by that registration statement are issued and sold by the Company (otherwise than pursuant to the exercise of any over-allotment option).

            (p) "IPO CLOSING DATE" means the date on which the Company first receives payment for the shares of Common Stock it sells in the IPO.

            (q) "PERSON" means any natural person, sole proprietorship, corporation, partnership of any kind having a separate legal status, limited liability company, business trust, unincorporated organization or association, mutual company, joint stock company, joint venture, estate, trust, union or employee organization or governmental authority.

            (r) "Philip" means Philip Services Corp., an Ontario corporation.

            (s) "PROCEEDING" includes any action, suit, alternate dispute resolution mechanism, hearing or any other proceeding, whether civil, criminal, administrative, arbitrative, investigative or mediative, any appeal in any such action, suit, alternate dispute resolution mechanism, hearing or other proceeding and any inquiry or investigation that could lead to any such action, suit, alternate dispute resolution mechanism, hearing or other proceeding, except one (i) initiated by an Indemnitee pursuant to Section 10 to enforce his rights hereunder or (ii) pending on or before the date of this Agreement.

            (t) "VOTING SHARES" means: (i) in the case of any corporation, stock of that corporation of the class or classes having general voting power under ordinary circumstances to elect a majority of that corporation's board of directors; and (ii) in the case of any other entity, equity interests of the class or classes having general voting power under ordinary circumstances equivalent to the Voting Shares of a corporation.

            SECTION 18. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement will be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

            SECTION 19. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Company in writing on being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses hereunder; however, failure to give such notice will not deprive Indemnitee of his rights to indemnification and advancement of Expenses hereunder unless the Company is actually and materially prejudiced thereby.

            SECTION 20. NOTICES. All notices, requests, demands and other communications hereunder must be in writing and will be deemed delivered and received (a) if personally delivered or if delivered by telex, telegram, facsimile or courier service, when actually received by the party to whom the notice or communication is sent or (b) if delivered by mail (whether actually received or not), at the close of business on the third Houston, Texas business day next following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate party at the address of such party set forth below (or at such other address as such party may designate by written notice to each other party in accordance herewith):

            (a)   If to Indemnitee, to:   _______________________

                                          _______________________

                                          _______________________

                  with a copy (which shall not constitute notice for the purposes of this Agreement) to such legal counsel, if any, as the Indemnitee may designate in writing; and

            (b)   If to the Company, to:  Innovative Valve Technologies, Inc.
                                          14900 Woodham Drive, Suite A-125
                                          Houston, Texas 77073
                                          Attention: President

            SECTION 21. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, will contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all the circumstances of such Proceeding in order to reflect: (a) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (b) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

            SECTION 22. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and the legal relations among the parties will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 10(a), the Company and Indemnitee hereby irrevocably and unconditionally (a) agree that any action or proceeding arising out of or in connection with this Agreement will be brought only in the Court of Chancery and not in any other state or federal court in the United States of America or any court in any other country,
(b) consent to submit to the exclusive jurisdiction of the Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (c) waive any objection to the laying of venue of any such action or proceeding in the Court of Chancery, and (d) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Court of Chancery has been brought in an improper or otherwise inconvenient forum.

            SECTION 23. MISCELLANEOUS. Use of the masculine pronoun herein includes usage of the feminine pronoun where appropriate. When used in this Agreement, the words "herein," "hereof" and words of similar import refer to this Agreement as a whole and not to any provision of this Agreement, and the word "Section" refers to a Section of this Agreement, unless otherwise specified.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                             INNOVATIVE VALVE TECHNOLOGIES, INC.


By:__________________________       By: ___________________________________
                                          William E. Haynes
                                          President and Chief Executive Officer


ATTEST:                             INDEMNITEE:


By: __________________________      By: ____________________________________